T. Rowe Price Health Sciences Portfolio

Supplement to Summary Prospectus Dated May 1, 2015

On page 3, the portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2016, Ziad Bakri will join Taymour R. Tamaddon as the fund’s co-portfolio manager and co-chairman of the fund’s Investment Advisory Committee. Mr. Bakri joined T. Rowe Price in 2011. Effective July 1, 2016, Mr. Tamaddon will step down as portfolio manager and Mr. Bakri will become the fund’s sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is February 1, 2016.

E309-041-S 2/1/16